Exhibit (h)(3)

Executive Summary Letter

January 10, 2018

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attn: Fund Administration Department

Ladies and Gentlemen:

Reference is made to the Second Amended, Restated and Consolidated Transfer Agency and Service Agreement between us dated as of April 1, 2014, including Appendix A as amended and restated most recently on September 8, 2016 (the “Agreement”).

Pursuant to the Agreement, this letter is to provide written notice of the addition of twenty-one funds, the termination of one fund, and fund name changes for two funds, collectively, the “Fund Changes.” The additional funds are as follows: MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund. The terminated fund is as follows: MassMutual Select Diversified International Fund. The MassMutual Select Mid Cap Growth Equity II Fund has changed its name to MassMutual Select Mid Cap Growth Fund and the MassMutual Select Focused Value Fund has changed its name to MassMutual Select Equity Opportunities Fund. In accordance with the appointment provision of Section 1 of the Agreement, we request that you confirm that you have acted since their respective formation, and will act, as Transfer Agent with respect to the Fund Changes and that Appendix A to the Agreement be amended in its entirety and replaced with a new Appendix A annexed hereto.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to us and retaining one copy for your records.

Very truly yours,

MASSMUTUAL SELECT FUNDS AND MASSMUTUAL PREMIER FUNDS

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Andrew Erickson
Name:	Andrew Erickson
Title:	Executive Vice President

Appendix A

As of January 10, 2018, this Appendix A forms a part of the Second Amended, Restated and Consolidated Transfer Agency and Service Agreement dated as of April 1, 2014 (the “Consolidated Agreement”), between State Street Bank and Trust Company, MassMutual Premier Funds, and MassMutual Select Funds. As of January 10, 2018, this Appendix A supercedes any previous versions of said Appendix.

Series or Portfolios

Portfolios	Classes

MassMutual Premier Funds
MassMutual Premier Diversified Bond Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Core Bond Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Value Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Premier U.S. Government Money Market Fund		R5
MassMutual Premier Small Cap Opportunities Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Balanced Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Premier International Equity Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Short-Duration Bond Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Inflation-Protected and Income Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Premier High Yield Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Disciplined Value Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Disciplined Growth Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Global Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Main Street Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Strategic Emerging Markets Fund		I, R5, Service, Administrative, A, R4, R3

MassMutual Select Funds
MassMutual Select Small Cap Value Equity Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Select Small Company Value Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Select Large Cap Value Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Select Fundamental Growth Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Select Growth Opportunities Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Select Equity Opportunities Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Select Mid Cap Growth Fund		I, R5, Service, Administrative, A, R4, R3
MM S&P 500® Index Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Select Overseas Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Select Blue Chip Growth Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Select Fundamental Value Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2010 Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2015 Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2020 Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2025 Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2030 Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2035 Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2040 Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2045 Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2050 Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2055 Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2060 Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM In Retirement Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Select Diversified Value Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Select Strategic Bond Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Select Small Cap Growth Equity Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Select Mid-Cap Value Fund		I, R5, Service, Administrative, A, R4, R3

MassMutual Select Total Return Bond Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual Select BlackRock Global Allocation Fund		I, R5, Service, Administrative, A, R4, R3
MM S&P® Mid Cap Index Fund		I, R5, Service, Administrative, A, R4, R3
MM Russell 2000® Small Cap Index Fund		I, R5, Service, Administrative, A, R4, R3
MM MSCI EAFE® International Index Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM Moderate Fund		I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM Moderate Growth Fund		I, R5, Service, Administrative, A, R4, R3

MassMutual RetireSMARTSM Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM Conservative Fund	I, R5, Service, Administrative, A, R4, R3
MM Select Bond and Income Asset Fund	I
MM Select Equity Asset Fund	I
MassMutual Select T. Rowe Price Retirement Balanced Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2005 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2010 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2015 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2020 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2025 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2030 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2035 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2040 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2045 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2050 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2055 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2060 Fund	I, M5, M4, M3
MassMutual Select T. Rowe Price Bond Asset Fund	I
MassMutual Select T. Rowe Price Emerging Markets Bond Fund	I
MassMutual Select T. Rowe Price International Equity Fund	I
MassMutual Select T. Rowe Price Large Cap Blend Fund	I
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	I
MassMutual Select T. Rowe Price Real Assets Fund	I
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	I
MassMutual Select T. Rowe Price U. S. Treasury Long-Term Fund	I

MASSMUTUAL PREMIER FUNDS

By: /s/ Renee Hitchcock
Name: Renee Hitchcock
Title: CFO and Treasurer

MASSMUTUAL SELECT FUNDS

By: /s/ Renee Hitchcock
Name: Renee Hitchcock
Title: CFO and Treasurer

STATE STREET BANK AND TRUST COMPANY

By: /s/ Andrew Erickson
Name: Andrew Erickson
Title: Executive Vice President